

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2016

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



14.47%
38.47%
47.06%
Domestic
International
Net Cash[1]

[1]*Net Cash represents cash equivalents and other assets less liabilities.*

INDUSTRY DIVERSIFICATION

Information Technology	24.1%
Financials	14.8%
Consumer Discretionary	9.3%
Consumer Staples	9.1%
Telecommunications	8.7%
Energy	7.7%
Healthcare	4.0%
Industrials	3.6%
Materials	2.5%
Utilities	1.7%
Net Cash[1]	14.5%

TOP 10 HOLDINGS

Mastercard, Inc.	5.52%
Apple Inc.	4.63%
American International Group, Inc.	4.31%
Baidu, Inc.	4.06%
Teva Pharmaceutical Industries	3.98%
Diageo Plc.	3.15%
Bank of America Corp.	2.87%
Alphabet, Inc. Class A	2.84%
International Business Machines Corp.	2.82%
Alphabet, Inc. Class C	2.78%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	36
2015 Portfolio Turnover	11.27%
Net Assets (millions)	$18.82
Total Expense Ratio	1.50%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



Mundoval Fund
MSCI World Index
1.43%
-0.35%
-9.14%
-3.45%
3.97%
6.81%
5.19%
6.51%
3.98%
4.27%
5.41%
6.16%
Non-annualized
QTD
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$18,397
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

[3]*A hypothetical $10,000 investment in the fund at inception on 9/3/04* would have been worth $18,396.56 on 3/31/16. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING



1Q16 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 1.43% in the first quarter versus -0.35% for the MSCI World Index during the same period. Since inception date of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 5.41% versus 6.16% for the MSCI World Index.

Positive factors impacting performance for the fund during the quarter included the Financial Sector (Banco do Brasil), Utility Sector (Companhia Paranese de Energia), Energy Sector (Petrobras) and Telecommunications Sector (Mobile Telesystems). Negative factors impacting performance for the fund during the quarter included the Materials Sector (CF Industries), the Financial Sector (Bank of America & Citigroup) and Healthcare Sector (Teva Pharmaceuticals).

During the quarter shares of the following companies were purchased for the fund due to the attractive business valuations relative to price: Nestle SA ADR, the largest food and beverage company in the world, and T.Rowe Price Associates, an asset manager for individual and institutional investors with more than $700 billion in assets under management.

Manager Commentary:

In June of 2015, Tom Gayner, Chief Investment Officer of Markel Corporation, a New York Stock Exchange listed specialty insurance underwriter, gave a presentation to executives at Google Inc. titled, *The Evolution of a Value Investor*. During his presentation Tom shared a story about how his mentor at his first investment job told him that, “the secret to success in investing is lasting the first thirty years.” Tom went on to emphasize that the biggest investment mistakes he has made over the years are not necessarily those where he may have initially paid too high of a price for a business relative to his valuation metrics. Rather, it is the hidden or implicit cost of not investing in those businesses that, for whatever fundamental reason or rationale precluded him from making an investment, ended up compounding and making more money than those investments that he did make during the same time period.

I am pleased to report that your portfolio manager, after beginning my career as a Portfolio Administrator at Brandes Investment Counsel in 1986, has survived the first thirty years. Although there have been periods in my career that have been difficult as well as humbling, I am fortunate to have chosen a vocation that continues to challenge me to seek out ways to improve my investment acumen the longer that I am engaged in it.

As the largest shareholder in the Mundoval Fund, I am committed to attaining our stated investment objective of long term capital appreciation by purchasing businesses that are global in scope, with a demonstrated record of profitability and a management team that has integrity and business ability. More so, I believe that it is the ability of a business to reinvest its profits at high rates of return that will ultimately determine how much wealth it can create for its owners over time. Lastly, the price paid for a business in relation to its valuation will always be an important arbiter in the decision making process. Warren Buffett once wrote, “What counts for most people in investing is not how much they know, but rather how realistically they define what they don’t know. An investor needs to do very few things right as long as he or she avoids big mistakes.”

Thank you for your business and continued confidence.
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of March 31, 2016

	1Q 2016 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	1.43%	-9.14%	3.97%	5.19%	11.93%	3.98%	5.41%
MSCI World Index	-0.35%	-3.45%	6.81%	6.51%	13.11%	4.27%	6.16%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund’s total expense ratio is 1.50%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.